                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 2, 2002

                                   AETNA INC.

             (Exact Name of Registrant as Specified in its Charter)



        Pennsylvania                     1-16095                  23-2229683
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


151 Farmington Avenue
Hartford, Connecticut                                               06156
(Address of Principal Executive Offices)                          (Zip Code)


                                 (860) 273-0123
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE

Aetna Inc. ("Aetna") is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits 99.1 and 99.2 hereto, respectively, which are included herein. John W. Rowe, M.D., Chairman and Chief Executive Officer of Aetna, and Alan M. Bennett, Senior Vice President and Chief Financial Officer of Aetna, signed these statements, which are being filed with the Securities and Exchange Commission ("SEC") on August 2, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AETNA INC.




 Date:  August 2, 2002                          BY:  /s/ Ronald M. Olejniczak
                                                     --------------------------
                                                     Name: Ronald M. Olejniczak
                                                     Title: Vice President and
                                                     Controller

                                  EXHIBIT INDEX


Exhibit                   Description

Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings